Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 6

TO

CREDIT AGREEMENT

THIS AMENDMENT NO. 6 TO CREDIT AGREEMENT (the “Amendment”) is made as of March 18, 2008 by and among Central Garden & Pet Company, a Delaware corporation (the “Company”), the institutions listed on the signature pages hereto and JPMorgan Chase Bank, National Association, as the administrative agent for the “Lenders” referred to below (the “Administrative Agent”). Capitalized terms used but not otherwise defined herein shall have the respective meanings given to them in the “Credit Agreement” referred to below.

W I T N E S S E T H:

WHEREAS, the signatories hereto are parties to that certain Credit Agreement, dated as of February 28, 2006, among the Company, the Subsidiary Borrowers from time to time parties thereto, the financial institutions from time to time parties thereto (the “Lenders”) and the Administrative Agent (as amended by Amendment No. 1 thereto dated as of May 16, 2006, Amendment No. 2 thereto dated as of August 24, 2006, Amendment No. 3 thereto dated as of December 8, 2006, Amendment No. 4 thereto dated as of March 15, 2007, Amendment No. 5 thereto dated as of August 27, 2007 and as the same may from time to time be amended, restated, supplemented or otherwise modified, the “Credit Agreement”);

WHEREAS, the parties hereto have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Lenders party hereto and the Administrative Agent have agreed to the following amendment to the Credit Agreement.

1. Amendments. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended to add the following new definitions in the appropriate alphabetical locations:

“Amendment No. 6 Effective Date” means March 18, 2008.

(b) Section 6.10(d) of the Credit Agreement is hereby restated in its entirety as follows:

(d) other sales, transfers, leases or other dispositions (including pursuant to a Sale and Leaseback Transaction) of assets for fair value not exceeding 10% of Consolidated Total Assets in aggregate amount during any fiscal year and not exceeding 35% of Consolidated Total Assets in aggregate amount during the term of this Agreement; provided, that (i) such sale, transfer, lease or other disposition is for at least 90% cash consideration; provided that, following the Amendment No. 6 Effective Date, asset sales generating consideration in an aggregate amount not to exceed $10,000,000 (as identified by the Company to the Administrative Agent) shall not be subject to the foregoing 90% cash consideration requirement (it being understood and agreed, for the avoidance of doubt that any non-cash consideration received in connection with any such sale, transfer, lease or other disposition (including, without limitation, any promissory note or other instrument) shall be pledged to the Administrative Agent for the benefit of the Holders of Secured Obligations in accordance with (and to the extent required by) the terms of this Agreement and the Collateral Documents); and (ii) with respect to any sale, lease or disposition of assets pursuant to this Section 6.10(d), (x) the Net Proceeds of such sale or other disposition of assets are applied as required by Section 2.11(b) and (y) at the time of such sale or other disposition, and immediately after giving effect thereto, no Default shall have occurred and be continuing.

2. Conditions of Effectiveness. This Amendment shall become effective as of the date hereof if, and only if, the Administrative Agent shall have received: (a) executed copies of this Amendment from the Company and the Required Lenders; (b) executed copies of the Reaffirmation attached hereto in the form of Exhibit A from the existing Subsidiary Guarantors; and (c) all fees and expenses of the Administrative Agent (including, to the extent invoiced, attorneys’ fees and expenses) in connection with this Amendment.

3. Representations and Warranties of the Company. The Company hereby represents and warrants as follows:

(a) The Company has the power and authority and legal right to execute and deliver this Amendment and the Credit Agreement (as modified hereby) and to perform its obligations hereunder and thereunder. The execution and delivery by the Company of this Amendment and the performance of its obligations hereunder and under the Credit Agreement (as modified hereby) have been duly authorized by proper proceedings, and this Amendment and the Credit Agreement (as modified hereby) constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) Neither the execution and delivery by the Company of this Amendment, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof or of the Credit Agreement (as modified hereby) (i) will require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (ii) will violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Company or any of its Subsidiaries or any order of any Governmental Authority, (iii) will violate or result in a default under any indenture, agreement or other instrument binding upon the Company or any of its Subsidiaries or its assets (including, without limitation, the Senior Subordinated Note Indenture and the Senior Subordinated Notes), or give rise to a right thereunder to require any payment to be made by the Company or any of its Subsidiaries or (iv) will result in the creation or imposition of any Lien on any asset of the Company or any of its Subsidiaries.

(c) As of the date hereof and giving effect to the terms of this Amendment, (i) no Default has occurred and is continuing and (ii) the representations and warranties of the Company set forth in the Credit Agreement (as modified hereby) and the other Loan Documents are true and correct in all material respects (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

4. Reference to and Effect on the Credit Agreement and Loan Documents.

(a) Upon the effectiveness of this Amendment, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as modified hereby. This Amendment is a Loan Document pursuant to the Credit Agreement

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and shall (unless expressly indicated herein or therein) be construed, administered, and applied, in accordance with all of the terms and provisions of the Credit Agreement.

(b) The Company (i) agrees that this Amendment and the transactions contemplated hereby shall not limit or diminish the obligations of the Company arising under or pursuant to the Credit Agreement and the other Loan Documents to which it is a party, (ii) reaffirms its obligations under the Credit Agreement and each and every other Loan Document to which it is a party (including, without limitation, each applicable Collateral Document), (iii) reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent (for itself and the other Holders of Secured Obligations) pursuant to any of the Loan Documents, and (iv) acknowledges and agrees that, except as specifically modified above, the Credit Agreement and all other Loan Documents executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of or consent to any modification of any provision of the Credit Agreement or any other Loan Documents executed and/or delivered in connection therewith.

5. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts (including by means of facsimile or electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

CENTRAL GARDEN & PET COMPANY,
as the Company

By:	/s/ PAUL WARBURG
Name:	Paul Warburg
Title:	Vice President and Treasurer

Signature Page to Amendment No. 6

to Central Garden & Pet Company Credit Agreement

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
as Administrative Agent, the Issuing Bank, the Swingline Lender
and a Lender

By:	/s/ CLARA SOHAN
Name:	Clara Sohan
Title:	Vice President

Signature Page to Amendment No. 6

to Central Garden & Pet Company Credit Agreement

BANK OF AMERICA, N.A.,
as Syndication Agent and a Lender

By:	/s/ J. CASEY COSGROVE
Name:	J. Casey Cosgrove
Title:	Vice President

Signature Page to Amendment No. 6

to Central Garden & Pet Company Credit Agreement

CIBC, INC., as a Lender

By:	/s/ GERALD GIRARDI
Name:	Gerald Girardi
Title:	Authorized Signatory

Signature Page to Amendment No. 6

to Central Garden & Pet Company Credit Agreement

SUNTRUST BANK, as an Issuing Bank with respect to the
Existing Letters of Credit, a Co-Documentation Agent and a
Lender

By:	/s/ JEAN-PAUL PURDY
Name:	Jean-Paul Purdy
Title:	Director

Signature Page to Amendment No. 6

to Central Garden & Pet Company Credit Agreement

UNION BANK OF CALIFORNIA, N.A.,
as a Co-Documentation Agent and a Lender

By:	/s/ J. WILLIAM BLOORE
Name:	J. William Bloore
Title:	Vice President

Signature Page to Amendment No. 6

to Central Garden & Pet Company Credit Agreement

WELLS FARGO BANK, N.A.,
as a Lender

By:	/s/ RAJENDA SEWAK
Name:	Rajenda Sewak
Title:	Vice President

Signature Page to Amendment No. 6

to Central Garden & Pet Company Credit Agreement

HARRIS N.A.,
as a Lender

By:	/s/ ROBERT H. WOLOHAN
Name:	Robert H. Wolohan
Title:	Vice President

Signature Page to Amendment No. 6

to Central Garden & Pet Company Credit Agreement

EATON VANCE LOAN OPPORTUNITIES FUND, LTD. By Eaton Vance Management as Investment Advisor as a Lender

By:	/s/ MICHAEL B. BOTTHOF
Name:	Michael B. Botthof
Title:	Vice President

EATON VANCE CREDIT OPPORTUNITIES FUND By Eaton Vance Management as Investment Advisor as a Lender

By:	/s/ MICHAEL B. BOTTHOF
Name:	Michael B. Botthof
Title:	Vice President

EATON VANCE VT FLOATING-RATE INCOME FUND By Eaton Vance Management as Investment Advisor as a Lender

By:	/s/ MICHAEL B. BOTTHOF
Name:	Michael B. Botthof
Title:	Vice President

EATON VANCE LIMITED DURATION INCOME FUND By Eaton Vance Management as Investment Advisor as a Lender

By:	/s/ MICHAEL B. BOTTHOF
Name:	Michael B. Botthof
Title:	Vice President

Signature Page to Amendment No. 6

to Central Garden & Pet Company Credit Agreement

EATON VANCE SENIOR FLOATING-RATE TRUST By Eaton Vance Management as Investment Advisor as a Lender

By:	/s/ MICHAEL B. BOTTHOF
Name:	Michael B. Botthof
Title:	Vice President

EATON VANCE FLOATING-RATE INCOME TRUST By Eaton Vance Management as Investment Advisor as a Lender

By:	/s/ MICHAEL B. BOTTHOF
Name:	Michael B. Botthof
Title:	Vice President

EATON VANCE SENIOR VARIABLE LEVERAGE FUND LTD. By Eaton Vance Management as Investment Advisor as a Lender

By:	/s/ MICHAEL B. BOTTHOF
Name:	Michael B. Botthof
Title:	Vice President

LIGHTPOINT CLO 2004-1, LTD as a Lender

By:	/s/ COLIN DONLAN
Name:	Colin Donlan
Title:	Senior Vice President

Signature Page to Amendment No. 6

to Central Garden & Pet Company Credit Agreement

LASALLE BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ J. CASEY COSGROVE
Name:	J. Casey Cosgrove
Title:	Vice President

Signature Page to Amendment No. 6

to Central Garden & Pet Company Credit Agreement

GENERAL ELECTRIC CAPITAL CORPORATION,
as a Lender

By:	/s/ DWAYNE L. COKER
Name:	Dwayne L. Coker
Title:	Duly Authorized Signatory

Signature Page to Amendment No. 6

to Central Garden & Pet Company Credit Agreement

THE NORINCHUKIN BANK, NEW YORK BRANCH, through State Street Bank and Trust Company N.A. as Fiduciary Custodian By Eaton Vance Management, Attorney-in-Fact as a Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

BIG SKY III SENIOR LOAN TRUST By Eaton Vance Management, as Investment Advisor as a Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Signature Page to Amendment No. 6

to Central Garden & Pet Company Credit Agreement

MARQUETTE US/EUROPE CLO PLC
as a Lender

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Senior Vice President

Signature Page to Amendment No. 6

to Central Garden & Pet Company Credit Agreement

EATON VANCE CDO IX LTD.
By:	Eaton Vance Management as Investment Advisor
as a Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

GRAYSON & CO.
By:	Boston Management and Research as Investment Advisor
as a Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Signature Page to Amendment No. 6

to Central Garden & Pet Company Credit Agreement

COBANK, ACB,
as a Lender

By:	/s/ S. Richard Dill
Name: S. Richard Dill
Title: Vice President

Signature Page to Amendment No. 6

to Central Garden & Pet Company Credit Agreement

BlackRock Limited Duration Income Trust BlackRock Senior Income Series III BlackRock Senior Income Series V (f/k/a Granite Finance Limited)
as a Lender

By:	/s/ Anthony Heyman
Name: Anthony Heyman
Title: Authorized Signatory

Signature Page to Amendment No. 6

to Central Garden & Pet Company Credit Agreement

CALYON NEW YORK BRANCH,
as a Lender

By:	/s/ Dianne M. Scott
Name: Dianne M. Scott
Title: Managing Director

By:	/s/ Denise Nakamura
Name: Denise Nakamura
Title: Vice President

Signature Page to Amendment No. 6

to Central Garden & Pet Company Credit Agreement

FARM CREDIT SERVICES OF AMERICA, PCA,
as a Lender

By:	/s/ Steven L. Moore
Name: Steven L. Moore
Title: Vice President

EATON VANCE CDO VIII, Ltd.
By: Eaton Vance Management, as Investment Advisor as a Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

EATON VANCE SENIOR INCOME TRUST
By: Eaton Vance Management as Investment Advisor, as a Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
By: Eaton Vance Management as Investment Advisor, as a Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Signature Page to Amendment No. 6

to Central Garden & Pet Company Credit Agreement

GREENSTONE FARM CREDIT SERVICES, ACA/FLCA,
as a Lender

By:	/s/ Curtis Flammini
Name: Curtis Flammini
Title: Vice President

NACM CLO I,
as a Lender

By:	/s/ Joanna Willars
Name: Joanna Willars
Title: Authorized Signatory

ERSTE BANK DER DESTERREICHISCHEN SPARKASSEN AG,
as a Lender

By:	/s/ Paul Judicke
Name: Paul Judicke
Title: Executive Director

By:	/s/ Bryan Lynch
Name: Bryan Lynch
Title: Managing Director

Signature Page to Amendment No. 6

to Central Garden & Pet Company Credit Agreement

Del Mar CLO I, Ltd.
By: Caywood-Scholl Capital Management, as Collateral Manager
as a Lender

By:	/s/ Tom Saake
Name: Tom Saake
Title: President

SENIOR DEBT PORTFOLIO
By: Boston Management and Research as Investment Advisor
as a Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Signature Page to Amendment No. 6

to Central Garden & Pet Company Credit Agreement

EXHIBIT A

Reaffirmation

Each of the undersigned hereby acknowledges receipt of a copy of Amendment No. 6, dated as of March 18, 2008 (the “Amendment”), to the Credit Agreement, dated as of February 28, 2006, by and among Central Garden & Pet Company, a Delaware corporation (the “Company”), the Subsidiary Borrowers from time to time parties thereto, the financial institutions from time to time parties thereto (the “Lenders”) and JPMorgan Chase Bank, National Association, as the administrative agent for the Lenders (the “Administrative Agent”) (as amended by Amendment No. 1 thereto dated as of May 16, 2006, Amendment No. 2 thereto dated as of August 24, 2006, Amendment No. 3 thereto dated as of December 8, 2006, Amendment No. 4 thereto dated as of March 15, 2007, Amendment No. 5 thereto dated as of August 27, 2007 and further amended by the Amendment, and as the same may from time to time hereafter be amended, restated, supplemented or otherwise modified, the “Credit Agreement”). Capitalized terms used in this Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement.

Each of the undersigned, by its signature below, hereby (a) acknowledges and consents to the execution and delivery of the Amendment by the parties thereto, (b) agrees that the Amendment and the transactions contemplated thereby shall not limit or diminish the obligations of such Person arising under or pursuant to the Collateral Documents and the other Loan Documents to which it is a party, (c) reaffirms all of its obligations under the Loan Documents to which it is a party, (d) reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent (for itself and the other Holders of Secured Obligations) pursuant to any of the Loan Documents, and (e) acknowledges and agrees that each Loan Document executed by it remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in any Loan Document shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, restated, supplemented or otherwise modified. The Amendment is a Loan Document pursuant to the Credit Agreement and shall (unless expressly indicated therein) be construed, administered, and applied, in accordance with all of the terms and provisions of the Credit Agreement.

Dated as of March 18, 2008

IN WITNESS WHEREOF, this Reaffirmation has been duly executed as of the date first written above.

FARNAM COMPANIES, INC.
FOUR PAWS PRODUCTS, LTD.
KAYTEE PRODUCTS INCORPORATED
PENNINGTON SEED, INC.
T.F.H. PUBLICATIONS, INC.
WELLMARK INTERNATIONAL
ALL-GLASS AQUARIUM CO., INC.
CEDAR WORKS, LLC
GRANT LABORATORIES, INC.
GRO TEC, INC.
GULFSTREAM HOME & GARDEN, INC.
INTERPET USA, LLC
MATTHEWS REDWOOD AND NURSERY SUPPLY, INC.
NEW ENGLAND POTTERY, LLC
NORCAL POTTERY PRODUCTS, INC.
OCEANIC SYSTEMS, INC.
PENNINGTON SEED, INC. OF NEBRASKA
PETS INTERNATIONAL, LTD.
PHAETON CORPORATION
SEEDS WEST, INC.
THOMPSON’S VETERINARY SUPPLIES, INC.
B2E CORPORATION
B2E BIOTECH, LLC

For each of the foregoing entities

By:	/s/ Stuart W. Booth
Name: Stuart W. Booth
Its Authorized Signatory

Signature Page to Reaffirmation

Muir Grove CLO, Ltd.
By:	Tail Tree Investment Management LLC, as Collateral Manager
as a Lender

By:
Name: Michael Starshak, Jr.
Title: Officer

Signature Page to Amendment No. 6

to Central Garden & Pet Company Credit Agreement

AGFIRST FARM CREDIT BANK as a Lender

By:	/s/ STEVEN J. O’SHEA
Name:	Steven J. O’Shea
Title:	Vice President

Signature Page to Amendment No. 6

to Central Garden & Pet Company Credit Agreement

MUIR GROVE CLO, LTD.
By:	Tail Tree Investment Management, LLC as Collateral Manager
as a Lender

By:
Name: Michael Starshak, Jr.
Title: Officer

Signature Page to Amendment No. 6

to Central Garden & Pet Company Credit Agreement

AGFIRST FARM CREDIT BANK
as a Lender

By:	/s/ Steven J. O’Shea
Name: Steven J. O’Shea
Title: Vice President

Signature Page to Amendment No. 6

to Central Garden & Pet Company Credit Agreement